UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 _________________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 8, 2017
 _________________________

UCP, Inc.
(Exact Name of Registrant as Specified in Charter)
_________________________

Delaware	1-36001	90-0978085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	99 Almaden Boulevard Suite 400 San Jose, California	95113
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 207-9499

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

On March 8, 2017, UCP, Inc. (the “Company”) made available on its website its current investor presentation. A copy of the investor presentation was also furnished as Exhibit 99.1 to a Current Report on Form 8-K. Due to a computer processing error, slides 3 and 12 of the furnished investor presentation omitted certain data. This amended Current Report on Form 8-K is being furnished for the sole purpose of providing a corrected investor presentation that includes the data that was inadvertently omitted from the previously furnished presentation.  The corrected investor presentation, which is attached hereto as Exhibit 99.1, replaces and supersedes the investor presentation materials previously furnished. Except for including the omitted data, the presentation attached hereto as Exhibit 99.1 is identical to the previously furnished presentation.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number                                                             Description

99.1	UCP, Inc. Investor Presentation, March 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2017

UCP, Inc.

By:	/s/ James M. Pirrello
James M. Pirrello
Chief Financial Officer, Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number                                                             Description

99.1	UCP, Inc. Investor Presentation, March 2017.